EXHIBIT 10(l)

                                  AMENDMENT TO

                              EMPLOYMENT AGREEMENT


      In consideration of Maximilian de Clara's service to CEL-SCI Corporation (the "Company") as an executive officer for well over twenty years, including serving for well over ten years without salary, loaning his personal funds to the Company to allow the Company to operate, and in recognition of the fact that the Company wants to continue to retain his valuable and essential services at least until the Company is well into its Phase III studies, the parties hereto agree as follows:

1. The Employment Agreement between the Company and Mr. de Clara is extended to August 30, 2013.




Dated:  August 30, 2010            CEL-SCI CORPORATION


                                   By: /s/ Geert R. Kerston
                                      -------------------------
                                      Geert R. Kersten, Chief Executive Officer




                                      /s/ Maximilian de Clara
                                      -------------------------
                                      Maximilian de Clara